Financial Risks - Summary of Composition of Impairment Losses and Recoveries (Detail) - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure of impairment loss recognised or reversed for cash-generating unit [abstract]
Other (none individually greater than EUR 25 million)	€ (156)	€ (49)
Subtotal	(156)	(49)
Total recoveries	26	66
Sub-total	26	66
Net (impairments) and recoveries	€ (130)	€ 17